SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (date of earliest event reported): April 17, 2006
                                                     ----------------

                         FREESTAR TECHNOLOGY CORPORATION
                        --------------------------------
               (Exact Name of Company as Specified in Its Charter)

         Nevada                         0-28749               88-0447457
-----------------------------    ------------------------     -------------
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                    60 Lower Baggot Street, Dublin 2 Ireland
                    ----------------------------------------
                    (Address of Principal Executive Offices)

         Company's telephone number, including area code: 353 1 602 4757
                                                          ---------------

--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

FreeStar Technology Corporation (the "Company") signed subscription agreements with a group of offshore investors led by Swedish Credit and Finance .AB for the sale of an aggregate of 25 million shares of Company common stock for $10 million dollars (an average price per share of $0.40), plus warrants (the "Financing").

The Company will issue 25 million newly issued shares of restricted common stock under Regulation S at an average price of $0.40 per share, plus warrants to purchase 25 million shares of Company common stock with strike prices ranging from $1.50 to $3.00, as set forth below. At the initial closing of the Financing ("Closing"), the Company will issue (i) 5 million shares at a price per share of $0.30 in exchange for a promissory note that is payable in full by the investors three months after the Closing and (ii) 10 million shares at a price per share of $0.55 in exchange for a promissory note that is payable in full by the investors twelve months after the Closing. Both promissory notes will have a twelve percent annual interest rate and may be prepaid at any time without penalty. Thirty days after the Closing, the Company will deliver an additional 10 million shares of common stock in exchange for $3 million ($0.30 per share), which will be paid in full in cash by the investors at that time. The Company will also deliver all of the warrants to the Investors thirty days after the Closing.

The warrants to be issued pursuant to the Financing are as follows:

         Exercise Price             Number of shares of Company Common Stock
         per share                  underlying Warrants

         $1.50                      10 million shares
         $2.00                      7.5 million shares
         $2.50                      5 million shares
         $3.00                      2.5 million shares

All warrants have a two-year exercise period from the date of issuance of the warrants. No registration rights were granted to the Investors in connection with the Financing and the shares and warrants issued in the Financing will be restricted securities, subject to the applicable restrictions set forth in Regulation S promulgated under the Securities Act of 1933, as amended.

The form of subscription agreement and form of warrant used in the Financing are attached hereto as Exhibits 10.1 and 10.2, respectively.

All dollar amounts referenced herein are in U.S. dollars.

ITEM 8.01.  OTHER EVENTS.

On April 27, 2006, FreeStar Technology Corporation issued a press release announcing a sale of common stock and warrants described in Item 3.02 of this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description of Exhibit

10.1           Form of Subscription Agreement
10.2           Form of Warrant
99.1           Press Release of FreeStar Technology Corporation



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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FREESTAR TECHNOLOGY CORPORATION


Dated: April 27, 2006                  By: /s/ Paul Egan
                                           --------------------------------
                                           Paul Egan, President


                                 EXHIBIT INDEX

Number         Description

10.1           Form of Subscription Agreement
10.2           Form of Warrant
99.1           Press Release of FreeStar Technology Corporation